EXHIBIT 10.21

AMENDMENT NO. 1 TO LOAN AGREEMENT
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This Amendment No. 1 to Loan Agreement (this “Amendment”) is made and entered into on January 5, 2022, by and between Emmaus Life Sciences, Inc. (“Lender”) and EJ Holdings, Inc. (“Borrower”) and amends that certain Loan Agreement dated October 28, 2020 (the “Original Agreement”) as follows:

1.Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.  References in the Original Agreement to “this Agreement” mean the Original Agreement as amended by this Amendment and as further amended from time to time as provided therein.

2.Voluntary Additional Loans.  At Borrower’s request, since March 31, 2021, the last date of the Loan provided for in the Original Agreement, Lender has loaned to Borrower on the dates set forth on Appendix A hereto the loan amounts set forth thereon and may, but shall not be obligated to, hereafter loan to Borrower additional amounts from time to time (all such additional loans whenever made are collectively referred to as “Additional Loans”).  Absent manifest error, the dates and loan amounts of any Additional Loans made after the date of this Amendment shall be as reflected in the books and records of Lender. Appendix A hereto may be amended from time to time to reflect such Additional Loans.  Lender and Borrower agree that such Additional Loans shall bear interest at the same rate, shall be repayable and shall otherwise be on the same terms as the Loan as set forth in the Original Agreement.

3.No Other Effect. Except as expressly modified by this Amendment, the Original Agreement shall continue in effect in accordance with its terms.

4.Miscellaneous.  This Amendment may be exercised in counterparts, which together shall constitute a single instrument.  A facsimile, PDF or other electronic signature to this Amendment shall have the same force and effect as an original signature.

The parties have executed this Amendment.

Emmaus Life Sciences, Inc.

By:/s/ Yutaka Niihara
Yutaka Niihara, M.D., M.P.H.
Chief Executive Officer

EJ Holdings, Inc.
By: /s/ Katsu Harashima
Katsu Harashima Chief Executive Officer

Appendix A as of January 5, 2022

Additional Loans

Date	Amount (JPY)
April 30, 2021	80,000,000
May 31, 2021	80,000,000
June 30, 2021	80,000,000
July 31, 2021	60,000,000
August 31, 2021	60,000,000
September 30, 2021	60,000,000